Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt
The Company's debt, including its available credit facilities, consists of the following ($ in millions):

Facility	Weighted-Average Interest Rate as of March 31, 2021	Fixed or Floating Interest Rate	Maturity	March 31, 2021	December 31, 2020
Non-Vehicle Debt
Senior Secured Superpriority Debtor-in-Possession Credit Agreement	8.25%	Floating	12/2021	$750	$250
Other Non-Vehicle Debt	8.25%	Fixed	Various	16	18
Unamortized Debt Issuance Costs and Net (Discount) Premium				(26)	(25)
Total Non-Vehicle Debt Not Subject to Compromise				740	243
Non-Vehicle Debt Subject to Compromise
Senior Term Loan	3.50%	Floating	6/2023	656	656
Senior RCF	3.38%	Floating	6/2021	615	615
Senior Notes(1)	6.11%	Fixed	10/2022-1/2028	2,700	2,700
Senior Second Priority Secured Notes	7.63%	Fixed	6/2022	350	350
Promissory Notes	7.00%	Fixed	1/2028	27	27
Alternative Letter of Credit Facility(2)	5.25%	Floating	11/2023	142	114
Senior RCF Letter of Credit Facility	5.50%	Floating	6/2021	34	17
Letter of Credit Facility	5.50%	Floating	6/2021	23	—
Unamortized Debt Issuance Costs and Net (Discount) Premium				(36)	(36)
Total Non-Vehicle Debt Subject to Compromise				4,511	4,443
Vehicle Debt
HVF II U.S. ABS Program
HVF II U.S. Vehicle Variable Funding Notes
HVF II Series 2013-A(3)(4)	3.41%	Floating	3/2022	1,665	1,940
				1,665	1,940
HVF II U.S. Vehicle Medium Term Notes
HVF II Series 2015-3(4)	3.78%	Fixed	9/2020	144	163
HVF II Series 2016-2(4)	4.12%	Fixed	3/2021	232	263
HVF II Series 2016-4(4)	3.78%	Fixed	7/2021	165	187
HVF II Series 2017-1(4)	4.03%	Fixed	10/2020	176	199
HVF II Series 2017-2(4)	4.45%	Fixed	10/2022	145	164
HVF II Series 2018-1(4)	3.93%	Fixed	2/2023	414	468
HVF II Series 2018-2(4)	4.40%	Fixed	6/2021	84	94
HVF II Series 2018-3(4)	4.69%	Fixed	7/2023	84	95

Facility	Weighted-Average Interest Rate as of March 31, 2021	Fixed or Floating Interest Rate	Maturity	March 31, 2021	December 31, 2020
HVF II Series 2019-1(4)	4.45%	Fixed	3/2022	292	330
HVF II Series 2019-2(4)	4.05%	Fixed	5/2024	313	354
HVF II Series 2019-3(4)	3.30%	Fixed	12/2024	311	352
				2,360	2,669
HVIF U.S. Fleet Medium Term Notes:
HVIF Series 2020-1	3.53%	Fixed	11/2021	881	—
				881	—
Vehicle Debt - Other
European Vehicle Notes(5)	5.07%	Fixed	10/2021-3/2023	853	888
European ABS(4)	1.60%	Floating	11/2021	212	263
Hertz Canadian Securitization(4)	2.44%	Floating	1/2023	95	53
Australian Securitization(4)	1.66%	Floating	6/2021	99	97
New Zealand RCF	2.95%	Floating	6/2021	31	35
U.K. Financing Facility	3.03%	Floating	4/2021-2/2024	91	105
Other Vehicle Debt	3.35%	Floating	4/2021-11/2024	53	37
				1,434	1,478
Unamortized Debt Issuance Costs and Net (Discount) Premium				(54)	(63)
Total Vehicle Debt Not Subject to Compromise				6,286	6,024
Total Debt Not Subject to Compromise				$7,026	$6,267

(1)References to the "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below which are included in liabilities subject to compromise in the accompanying unaudited condensed consolidated balance sheets as of March 31, 2021 and December 31, 2020. Outstanding principal amounts for each such series of the Senior Notes is also specified below:

(In millions)	Outstanding Principal
Senior Notes	March 31, 2021	December 31, 2020
6.250% Senior Notes due October 2022	$500	$500
5.500% Senior Notes due October 2024	800	800
7.125% Senior Notes due August 2026	500	500
6.000% Senior Notes due January 2028	900	900
	$2,700	$2,700
(2)Includes default interest.
(3)Includes default interest which is comprised of an increase in the contractual spread.
(4)Maturity reference is to the earlier "expected final maturity date" as opposed to the subsequent "legal final maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness originally expected the outstanding principal of the relevant indebtedness to be repaid in full. The legal final maturity date is the date on which the outstanding principal of the relevant indebtedness is legally due and payable in full. While HVF II remains in an amortization event, as described below, the expected maturity will deviate from its stated, contractual maturity date during amortization as payoff is based on the sale of the underlying vehicles and the pro-rata application of those proceeds across all outstanding HVF II Series of Notes in accordance with their seniority. During the amortization event, the ultimate maturity of the notes will depend upon the length of time the underlying vehicle collateral is sold or the timing of the refinancing of the notes.
(5)References to the "European Vehicle Notes" include the series of Hertz Holdings Netherlands B.V.'s, an indirect wholly-owned subsidiary of Hertz organized under the laws of the Netherlands, ("Hertz Netherlands") unsecured senior notes (converted from Euros to U.S. Dollars at a rate of 1.18 to 1 and 1.22 to 1 as of March 31, 2021 and December 31, 2020, respectively), set forth in the table below. Outstanding principal amounts for each such series of the European Vehicle Notes is also specified below:

(In millions)	Outstanding Principal
European Vehicle Notes	March 31, 2021	December 31, 2020
4.125% Senior Notes due October 2021	$265	$276
5.500% Senior Notes due March 2023	588	612
	$853	$888

Chapter 11

As a result of filing the Chapter 11 Cases, as disclosed in Note 1, "Background," the Company reclassified certain of its non-vehicle debt instruments, net of deferred financing costs, discounts and premiums, as applicable, to liabilities subject to compromise in the accompanying unaudited condensed consolidated balance sheets as of March 31, 2021, and December 31, 2020. The Company has suspended accruing and paying interest and amortizing deferred financing costs, discounts and premiums, as applicable, on the Senior Notes, Promissory Notes and Alternative Letter of Credit Facility, as of the Petition Date. The Company is continuing to pay in cash an amount equal to the monthly interest at the non-default rate for the Senior Term Loan and Senior RCF (collectively, "the First Lien Facilities"), and has suspended amortizing the associated deferred financing costs, discounts and premiums for the First Lien Facilities, as applicable, as of the Petition Date. Additionally, the Company is continuing to pay half of the interest at the non-default rate for the Senior Second Priority Secured Notes with the remaining half paid in kind.

The filing of the Chapter 11 Cases constituted an event of default that accelerated the Debtors’ obligations under the Senior Term Loan, the Senior RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility. Additionally, the filing triggered defaults, termination events and/or amortization events under certain obligations of (i) Hertz International Limited, Hertz Netherlands and the direct and indirect subsidiary companies located outside of the United States and Canada (collectively the "International Subsidiaries") (some of which were waived or amended, subject to certain time limitations, and (ii) HVF, HVF II and certain other vehicle financing subsidiaries (collectively the "Non-Debtor Financing Subsidiaries").

As disclosed in Note 1, "Background," based on the Proposed Plan, the Disclosure Statement and commitments received by the Company in April 2021, all of which are subject to approval by the Bankruptcy Court and certain other conditions, events related to the Company's debt are as follows:

•Upon exit from Chapter 11, which is currently anticipated to occur in June 2021, the Debtors anticipate eliminating approximately $5.0 billion of existing debt and eliminating the €725 million European Vehicle Notes where the holders' guaranty claims against the Debtors' U.S. entities will be unimpaired as the balance of their debt is expected to be paid by the issuer, Hertz Holdings Netherlands BV.
•The Company anticipates obtaining a new secured rental car asset-backed credit facility (the “ABS Facility”) in an aggregate amount of $7.0 billion, comprised of a secured rental car asset-backed variable funding note in the aggregate amount of $3.0 billion and a secured rental car asset-backed bridge financing facility in an aggregate amount of up to $4.0 billion. Certain of the proceeds of the ABS Facility are expected to be used to repay outstanding vehicle financing facilities and to support the Company’s fleet financing needs for its Americas Rental Car operations.
•The Company also anticipates obtaining new exit credit facilities (the "Exit Credit Facilities") in an aggregate amount of $2.8 billion comprised of a senior secured revolving credit facility in an aggregate committed amount of $1.5 billion plus a senior secured term loan facility in an aggregate principal amount of $1.3 billion. The Exit Credit Facilities will be secured by a first lien of substantially all assets owned as of the date of execution of the Exit Credit Facilities or acquired thereafter.
Non-Vehicle Debt

Senior Secured Superpriority Debtor-in-Possession Credit Agreement ("DIP Credit Agreement")

The DIP Facility matures on December 31, 2021 and has limited covenants and events of default, including one milestone requiring the filing of a plan of reorganization by August 1, 2021. On April 21, 2021, the Company received approval of its Proposed Plan and related Disclosure Statement, as further disclosed in Note 1, "Background."

Vehicle Debt

HVF II U.S. ABS Program

On January 20, 2021, the Bankruptcy Court entered the Second Lease Order, which directed the Debtors, among other things, to make $756 million of base rent payments under the Operating Lease to the HVF trustee in the amount of nine equal monthly payments of $84 million commencing in January 2021 through September 2021. The parties have agreed to defer litigation related to the Operating Lease until September 30, 2021. HVF II is accruing default interest on the HVF II Variable Funding Notes and accruing non-default interest on the U.S. Vehicle Medium Term Notes. Non-default interest is being paid on the HVF II Variable Funding Notes and the U.S. Vehicle Medium Term Notes from funds drawn on existing letter of credit facilities, as described below.

Vehicle Debt-Other

European Vehicle Notes

Hertz Netherlands and certain other international subsidiaries entered into a limited forbearance and lock-up agreement (the “Lock-up Agreement”), as extended, in respect of the European Vehicle Notes pursuant to which the majority noteholders agreed not to take action in respect of any default or event of default that could have resulted from the Chapter 11 Cases, in order to support a transaction set-forth in the Lock-up Agreement, and to be implemented by a scheme of arrangement (subject to conditions and approvals), subsequent to the waiver expiration on December 31, 2020. The transaction set out in the Lock-up Agreement was superseded by positive developments in the Chapter 11 Cases in April 2021 in which the Proposed Plan will both fully repay the European Vehicle Notes and also provide the necessary liquidity for the European business. On April 23, 2021, Hertz International Limited entered into a multi-draw term loan facility (the "HIL Credit Agreement") which provides an aggregate maximum principal of €250 million to meet the liquidity requirements of the European business. As a result, the Lock-Up Agreement has been terminated and the scheme arrangement has been cancelled.

European ABS

An amortization event, that would have arisen under the European ABS as a result of filing the Chapter 11 Cases, was waived in May 2020 (as amended from time to time) and, in April 2021, such waivers have been superseded by a comprehensive restructuring of the European ABS. The terms of the restructured European ABS provide for aggregate maximum borrowings of €450 million and extend the maturity to April 2022 and, in respect of the guarantees given by Hertz relating to these facilities, the terms of the restructuring also acknowledge that the Proposed Plan will provide for a complete release of any contingent claims.

Hertz Canadian Securitization

On January 13, 2021, the Bankruptcy Court entered an order authorizing the Debtors to enter into a new series under the Hertz Canadian Securitization, Funding LP Series 2021-A Notes. On January 27, 2021, Funding LP entered into aggregate maximum borrowings of CAD$350 million on a revolving basis, subject to availability under the borrowing base limitation. The initial draw was used, in part, to pay outstanding obligations under the Funding LP Series 2015-A Notes, including any unpaid default interest. As a result of the payoff of the Funding LP Series 2015-A Notes, the Hertz Canadian Securitization amortization event ceased to exist.
U.K. Financing Facility

Events of default that would have arisen under the U.K. Financing Facility as a result of filing the Chapter 11 Cases were waived in May 2020 (as amended from time to time), and, in April 2021, such waivers have been superseded by a comprehensive restructuring of the U.K. Financing Facility. The terms of the restructured U.K. Financing Facility provide for aggregate maximum borrowings of £100 million and extend the maturity to April 2022 and, in respect of the guarantees given by Hertz relating to these facilities, the terms of the restructuring also acknowledge that the Proposed Plan will provide for a complete release of any contingent claims.

Borrowing Capacity and Availability

Borrowing capacity and availability comes from the Company's revolving credit facilities. As a result of the filing of the Chapter 11 Cases, almost all of the Company's revolving credit facilities were terminated, as disclosed in the following table. The remaining revolving credit facilities are a combination of cash-flow-based revolving credit facilities and asset-based revolving credit facilities. Creditors under each such asset-backed securitization facility and asset-based revolving credit facility have a claim on a specific pool of assets as collateral. With respect to each such asset-backed securitization facility and asset-based revolving credit facility, the Company refers to the amount of debt it can borrow given a certain pool of assets as the borrowing base.

The Company refers to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., with respect to a variable funding asset-backed securitization facility or asset-based revolving credit facility, the amount of debt the Company could borrow assuming it possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility. With respect to a variable funding asset-backed securitization facility or asset-based revolving credit facility, the Company refers to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt that can be borrowed given the collateral possessed at such time).

The following facilities were available to the Company as of March 31, 2021 and are presented net of any outstanding letters of credit:

(In millions)	Remaining Capacity	Availability Under Borrowing Base Limitation
Non-Vehicle Debt
Senior RCF(1)	$—	$—
Senior Secured Superpriority Debtor-in-Possession Credit Agreement	900	900
Letter of Credit Facility(1)	—	—
Alternative Letter of Credit Facility(1)	—	—
Total Non-Vehicle Debt	900	900
Vehicle Debt
HVF II U.S. Vehicle Variable Funding Notes(1)	—	—
HVIF Series 2020-1	3,119	35
European ABS	494	4
Hertz Canadian Securitization	183	—
Australian Securitization	62	4
U.K. Financing Facility	19	—
New Zealand RCF	21	—
Total Vehicle Debt	3,898	43
Total	$4,798	$943

(1)    As a result of the filing of the Chapter 11 Cases, there is no longer remaining capacity or availability under these facilities, as such unused commitments were terminated.
Letters of Credit

As of March 31, 2021, there were outstanding standby letters of credit totaling $688 million. Such letters of credit have been issued primarily to support the Company's insurance programs, vehicle rental concessions and leaseholds as well as to provide credit enhancement for its asset-backed securitization facilities. Of this amount, $278 million were issued under the Letter of Credit Facility, $194 million were issued under the Senior RCF and $200 million were issued under the Alternative Letter of Credit Facility. As of March 31, 2021, $142 million, $34 million and $23 million of the issued letters of credit have been drawn upon under the Alternative Letter of Credit Facility, Senior RCF and Letter of Credit Facility, respectively, to primarily fund interest payments due under the HVF II Notes and concession payments. The draws remain unreimbursed by the Company, and, except as otherwise set forth in orders from the Bankruptcy Court, the interest on the Senior RCF and Letter of Credit Facility draws are being paid on a monthly basis at a non-default rate, and interest on the Alternative Letter of Credit Facility draws are not being paid or accrued.

Special Purpose Entities

Substantially all of the Company's revenue earning vehicles and certain related assets are owned by special purpose entities or are encumbered in favor of the lenders under the various credit facilities, other secured financings and asset-backed securities programs. None of the value of such assets (including the assets owned by Hertz Vehicle Financing II LP, HVF II GP Corp., Hertz Vehicle Interim Financing LLC, Hertz Vehicle Financing LLC, Rental Car Finance LLC and various international subsidiaries that facilitate the Company's international securitizations) will be available to satisfy the claims of unsecured creditors unless the secured creditors are paid in full.

The Company has a 25% ownership interest in IFF No. 2, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of revenue earning vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. IFF No. 2 is a VIE and the Company is the primary beneficiary; therefore, the assets, liabilities and results of operations of IFF No. 2 are included in the accompanying unaudited condensed consolidated financial statements. As of March 31, 2021 and December 31, 2020, IFF No. 2 had total assets of $393 million and $464 million, respectively, primarily comprised of loans receivable, and total liabilities of $393 million and $464 million, respectively, primarily comprised of debt.

Covenant Compliance

Prior to the filing of the Chapter 11 Cases, Hertz’s consolidated first lien net leverage ratio (the "Leverage Ratio"), as defined in the credit agreements governing the Senior RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility, as of the last day of any fiscal quarter may not exceed a ratio of 3.00 to 1.00. As a result of the filing of the Chapter 11 Cases, the Company is currently in default under its Senior RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility, and the Company is in breach of the Leverage Ratio.

The DIP Credit Agreement requires a liquidity maintenance test of $275 million, as defined in the DIP Credit Agreement, as of each month end period. As of March 31, 2021, Hertz was in compliance with the liquidity maintenance test.
Debt
The Company's debt, including its available credit facilities, consists of the following ($ in millions):

Facility	Weighted-Average Interest Rate as of December 31, 2020	Fixed or Floating Interest Rate	Maturity	December 31, 2020	December 31, 2019
Non-Vehicle Debt
Senior Term Loan(1)		Floating	6/2023	$—	$660
Senior RCF(1)		Floating	6/2021	—	—
Senior Notes(1)(2)		Fixed	10/2022-1/2028	—	2,700
Senior Second Priority Secured Notes(1)		Fixed	6/2022	—	350
Senior Secured Superpriority Debtor-in-Possession Credit Agreement	8.53%	Floating	12/2021	250	—
Promissory Notes(1)		Fixed	1/2028	—	27
Other Non-Vehicle Debt	7.26%	Fixed	Various	18	18
Unamortized Debt Issuance Costs and Net (Discount) Premium				(25)	(34)
Total Non-Vehicle Debt Not Subject to Compromise				243	3,721
Non-Vehicle Debt Subject to Compromise
Senior Term Loan	3.50%	Floating	6/2023	656	—
Senior RCF	3.41%	Floating	6/2021	615	—
Senior Notes(2)	6.11%	Fixed	10/2022-1/2028	2,700	—
Senior Second Priority Secured Notes	7.63%	Fixed	6/2022	350	—
Promissory Notes	7.00%	Fixed	1/2028	27	—
Alternative Letter of Credit Facility(6)	5.25%	Floating	11/2023	114	—
Senior RCF Letter of Credit Facility	5.50%	Floating	6/2021	17	—
Unamortized Debt Issuance Costs and Net (Discount) Premium				(36)	—
Total Non-Vehicle Debt Subject to Compromise				4,443	—
Vehicle Debt
HVF II U.S. ABS Program
HVF II U.S. Vehicle Variable Funding Notes
HVF II Series 2013-A(3)(6)	3.39%	Floating	3/2022	1,940	2,644
				1,940	2,644

Facility	Weighted-Average Interest Rate as of December 31, 2020	Fixed or Floating Interest Rate	Maturity	December 31, 2020	December 31, 2019
HVF II U.S. Vehicle Medium Term Notes
HVF II Series 2015-1(3)	N/A	N/A	N/A	—	780
HVF II Series 2015-3(3)	3.64%	Fixed	9/2020	163	371
HVF II Series 2016-2(3)	3.98%	Fixed	3/2021	263	595
HVF II Series 2016-4(3)	3.65%	Fixed	7/2021	187	424
HVF II Series 2017-1(3)	3.91%	Fixed	10/2020	199	450
HVF II Series 2017-2(3)	4.31%	Fixed	10/2022	164	350
HVF II Series 2018-1(3)	3.86%	Fixed	2/2023	468	1,000
HVF II Series 2018-2(3)	4.31%	Fixed	6/2021	94	200
HVF II Series 2018-3(3)	4.62%	Fixed	7/2023	95	200
HVF II Series 2019-1(3)	4.37%	Fixed	3/2022	330	700
HVF II Series 2019-2(3)	3.98%	Fixed	5/2024	354	750
HVF II Series 2019-3(3)	3.22%	Fixed	12/2024	352	800
				2,669	6,620
Donlen U.S. ABS Program
HFLF U.S. ABS Program
HFLF Variable Funding Notes
HFLF Series 2013-2(4)(6)	6.12%	Floating	1/2021-6/2022	—	286
				—	286
HFLF Medium Term Notes
HFLF Series 2016-1(4)	N/A	N/A	N/A	—	34
HFLF Series 2017-1(4)	2.94%	Both	1/2021-8/2022	—	229
HFLF Series 2018-1(4)	2.74%	Both	1/2021-8/2022	—	462
HFLF Series 2019-1(4)	2.31%	Both	1/2021-8/2022	—	650
				—	1,375
Vehicle Debt - Other
U.S. Vehicle RCF	N/A	N/A	N/A	—	146
European Vehicle Notes(5)	5.07%	Fixed	10/2021-3/2023	888	810
European ABS(3)	1.60%	Floating	11/2021	263	766
Hertz Canadian Securitization(3)(6)	3.67%	Floating	3/2021	53	241
Donlen Canadian Securitization(3)	1.54%	Floating	12/2022	—	24
Australian Securitization(3)	1.67%	Floating	6/2021	97	177
New Zealand RCF	2.91%	Floating	6/2021	35	50
U.K. Financing Facility	3.01%	Floating	1/2021-11/2023	105	247
Other Vehicle Debt	3.52%	Floating	1/2021-11/2024	37	29
				1,478	2,490
Unamortized Debt Issuance Costs and Net (Discount) Premium				(63)	(47)
Total Vehicle Debt Not Subject to Compromise				6,024	13,368
Total Debt Not Subject to Compromise				$6,267	$17,089
N/A - Not applicable

(1)As a result of filing the Chapter 11 Cases, certain debt was classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020. The weighted-average interest rate for such debt is disclosed in subsequent rows under "non-vehicle debt subject to compromise."
(2)References to the "Senior Notes" include the series of Hertz's unsecured senior notes set forth in the table below which are included in liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020. Outstanding principal amounts for each such series of the Senior Notes is also specified below:

(In millions)	Outstanding Principal
Senior Notes	December 31, 2020	December 31, 2019
6.250% Senior Notes due October 2022	$500	$500
5.500% Senior Notes due October 2024	800	800
7.125% Senior Notes due August 2026	500	500
6.000% Senior Notes due January 2028	900	900
	$2,700	$2,700

(3)     Maturity reference is to the earlier "expected final maturity date" as opposed to the subsequent "legal final maturity date." The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness originally expected the outstanding principal of the relevant indebtedness to be repaid in full. The legal final maturity date is the date on which the outstanding principal of the relevant indebtedness is legally due and payable in full. While HVF II remains in an amortization event, as described below, the expected maturity will deviate from its stated, contractual maturity date during amortization as payoff is based on the sale of the underlying vehicles and the pro-rata application of those proceeds across all outstanding HVF II Series of Notes in accordance with their seniority. During the amortization event, the ultimate maturity of the notes will depend upon the length of time the underlying vehicle collateral is sold or the timing of the refinancing of the notes.
(4)    In the case of the HFLF Medium Term Notes, such notes are repayable from cash flows derived from third-party leases comprising the underlying HFLF collateral pool. As a result of the Chapter 11 Cases and the resulting amortization events, as described below, the revolving period for all series was terminated and are amortizing monthly by an amount equal to the lease collections payable to that series and the maturity date referenced for each series of HFLF Medium Term Notes represents the date by which Hertz expects such series of notes to be repaid in full, which is based upon the contractual amortization of the underlying leases as well as the assumed rate of prepayments of such leases. Such maturity reference is to the “expected final maturity date” as opposed to the subsequent “legal final maturity date.” The legal final maturity date is the date on which the relevant indebtedness is legally due and payable. Although the underlying lease cash flows that support the repayment of the HFLF Medium Term Notes may vary, the cash flows generally are expected to approximate a straight-line amortization of the related notes from the initial maturity date through the expected final maturity date.
(5)    References to the "European Vehicle Notes" include the series of Hertz Holdings Netherlands B.V.'s, an indirect wholly-owned subsidiary of Hertz organized under the laws of the Netherlands ("Hertz Netherlands"), unsecured senior notes (converted from Euros to U.S. dollars at a rate of 1.22 to 1 and 1.12 to 1 as of December 31, 2020 and 2019, respectively) set forth in the table below. Outstanding principal amounts for each such series of the European Vehicle Notes is also specified below:

(In millions)	Outstanding Principal
European Vehicle Notes	December 31, 2020	December 31, 2019
4.125% Senior Notes due October 2021	$276	$251
5.500% Senior Notes due March 2023	612	559
	$888	$810

(6)    Includes default interest which is comprised of an increase in the contractual spread.

Chapter 11

As a result of filing the Chapter 11 Cases, as disclosed in Note 1, "Background," and as noted in the table above, the Company reclassified certain of its non-vehicle debt instruments, net of deferred financing costs, discounts and premiums, as applicable, to liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020. The Company has suspended accruing and paying interest and amortizing deferred financing costs, discounts and premiums, as applicable, on the Senior Notes, Promissory Notes and Alternative Letter of Credit Facility, as of the Petition Date. The Company is continuing to pay in cash an amount equal to the monthly interest at the non-default rate for the Senior Term Loan and Senior RCF (collectively, "the First Lien Facilities"), and has suspended amortizing the associated deferred financing costs, discounts and premiums for the First Lien Facilities, as applicable, as of the Petition Date. On November 3, 2020, as directed by the Bankruptcy Court in an order dated October 29, 2020, the Company paid in cash an amount equal to the monthly interest that would have accrued on the First Lien Facilities during the period May 1, 2020 through June 30, 2020 upon entry of the DIP Order as defined below. On December 1, 2020, as directed by the Bankruptcy Court in an order dated August 25, 2020, the Company paid in cash an amount equal to half of the interest that would have accrued on the Senior Second Priority Secured Notes during the period July 1, 2020 through November 30, 2020 with the remaining half paid in kind as of December 31, 2020. On February 4, 2021, as directed by the Bankruptcy Court, the Company will continue to pay half of the interest on the Senior Second Priority Secured Notes with the remaining half paid in kind.

The filing of the Chapter 11 Cases constituted an event of default that accelerated the Debtors’ obligations under the Senior Term Loan, the Senior RCF, the U.S. Vehicle RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility. Additionally, the filing triggered defaults, termination events and/or amortization events under certain obligations of (i) Hertz International Limited, Hertz Netherlands and the direct and indirect subsidiary companies located outside of the U.S. and Canada (collectively the "International Subsidiaries") (some of which were waived or amended, subject to certain time limitations, as disclosed further below), and (ii) HVF, HVF II, HFLF and certain other vehicle financing subsidiaries (collectively the "Non-Debtor Financing Subsidiaries").

Non-Vehicle Debt

Senior Secured Superpriority Debtor-in-Possession Credit Agreement

On October 15, 2020, Hertz entered into a commitment letter for debtor-in-possession financing with the holders of a majority in aggregate outstanding amount of its Pre-petition first-lien debt (collectively, the “Initial Commitment Parties”) pursuant to which the Initial Commitment Parties committed to backstop the DIP Credit Agreement in an aggregate amount of $1.65 billion, subject to the terms and conditions set forth in the initial commitment letter. The initial commitment letter was amended on October 28, 2020 to add certain additional commitment parties.

On October 29, 2020, the Bankruptcy Court entered an order authorizing the Debtors to obtain certain debtor-in-possession financing (the "DIP Order"). In accordance with the Bankruptcy Court’s order, on October 30, 2020, Hertz, as borrower, and Hertz Global and certain of its subsidiaries located in the U.S. and Canada, in each case that are debtors in these Chapter 11 Cases, as guarantors (collectively, the "DIP Debtors"), entered into the DIP Credit Agreement with the financial institutions identified therein as lenders and Barclays Bank PLC as administrative agent. The DIP Credit Agreement provides for DIP Loans, of which (i) up to $1.0 billion can be used as equity for new interim fleet financing, giving the DIP Debtors the ability to replenish their vehicle fleet in the future, and (ii) up to $800 million can be used for working capital and general corporate purposes. The DIP Loans are available in multiple draws of at least (i) $250 million each, or (ii) the remaining available commitments if such commitments are less than $250 million. The DIP Loans bear interest at a rate of LIBOR plus 7.25% (subject to a 1.00% floor), which is reduced to LIBOR plus 6.75% upon a significant repayment of Pre-petition first lien debt.

The DIP Credit Agreement matures on December 31, 2021 and has limited covenants and events of default, including one milestone requiring the filing of a plan of reorganization by August 1, 2021. The DIP Credit Agreement will be secured by first priority liens on substantially all of the DIP Debtors’ assets (subject to certain exclusions) and has the support of the requisite majority of the DIP Debtors’ first lien Pre-petition debt to allow for consensual priming of existing liens. The DIP Credit Agreement does not contain a roll-up or cross-collateralization of Pre-petition debt or otherwise dictate how Pre-petition claims will be addressed in a plan of reorganization.

The DIP Credit Agreement includes customary negative covenants for debtor-in-possession loan agreements of this type, including covenants limiting the loan parties and their subsidiaries’ ability to, among other things, incur additional indebtedness, create liens on assets, make investments, loans or advances, engage in mergers, consolidations, sales of assets and acquisitions, pay dividends and distributions and make payments in respect of junior or Pre-petition indebtedness, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type. The DIP Credit Agreement also includes conditions precedent, representations and warranties, mandatory prepayments, affirmative covenants and events of default customary for financings of this type. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to Chapter 11, and certain other events related to the impairment of the lenders’ rights or liens granted under the DIP Credit Agreement.

In November 2020, the Company drew $250 million from the DIP Credit Agreement and Hertz utilized $50 million of the draw to make a capital contribution to HVIF in order to pay fees associated with the issuance of the HVIF Series
2020-1 Notes, as defined below. On February 16, 2021, Hertz borrowed an additional $250 million as per the minimum draw requirements of the DIP Credit Agreement.

Senior Notes

In August 2019, Hertz issued $500 million in aggregate principal amount of 7.125% Senior Notes due August 2026 (the "2026 Notes"). Hertz utilized proceeds from the issuance of the 2026 Notes, together with net proceeds from the Rights Offering, as described in Note 17, "Equity and Earnings (Loss) Per Share - Hertz Global," to redeem all $700 million of the outstanding 5.875% Senior Notes due 2020 and all $500 million of the outstanding 7.375% Senior Notes due 2021.

In November 2019, Hertz issued $900 million in aggregate principal amount of 6.000% Senior Notes due January 2028 (the "2028 Notes"). Hertz utilized proceeds from the issuance of the 2028 Notes, together with available cash, to redeem $900 million in aggregate principal amount of its outstanding 7.625% Senior Second Priority Secured Notes due 2022 (the "Senior Second Priority Secured Notes").

Vehicle Debt

The governing documents of certain of the vehicle debt financing arrangements specified below contain covenants that, among other things, significantly limit or restrict (or upon certain circumstances may significantly restrict or prohibit) the ability of the borrowers/issuers, and the guarantors if applicable, to make certain restricted payments (including paying dividends, redeeming stock, making other distributions, loans or advances) to Hertz Holdings and Hertz, whether directly or indirectly. To the extent applicable, aggregate maximum borrowings are subject to borrowing base availability. There is subordination within certain series of vehicle debt based on class. Proceeds from the issuance of vehicle debt is typically used to acquire or refinance vehicles or to repay portions of outstanding principal amounts of vehicle debt with an earlier maturity.

HVF II U.S. ABS Program

HVF II, a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz, is the issuer of variable funding notes and medium term notes under the HVF II U.S. ABS Program. HVF II has entered into a base indenture that permits it to issue term and revolving rental vehicle asset-backed securities, secured by one or more shared or segregated collateral pools consisting primarily of portions of the rental vehicles used in the Company's U.S. vehicle rental operations and contractual rights related to such vehicles that have been allocated as the ultimate indirect collateral for HVF II's financings. Within each series of HVF II U.S. Vehicle Medium Term Notes there is subordination based on class. The assets of HVF II and HVF II GP Corp. are owned by HVF II and HVF II GP Corp., respectively, and are not available to satisfy the claims of Hertz’s general creditors.

As a result of the failure to make the full rent payments on April 27, 2020, an amortization event was in effect as of May 5, 2020 for all series of notes issued by HVF II and a liquidation event was in effect with respect to the Series 2013-A Notes issued by HVF II. As a result of the amortization event, proceeds from the sales of vehicles that collateralize the notes issued by HVF II must be primarily applied to the payment of principal and are allocated on what approximates a pro rata basis to the reduction of principal on the basis of seniority by class. As disclosed in Note 1, "Background," per the terms of the Interim Lease Order entered on July 24, 2020, the Debtors, as directed, made $650 million of base rent payments under the Operating Lease to the HVF trustee in the amount of six equal monthly payments of approximately $108 million commencing in July 2020 through December 2020. On January 20, 2021, the Bankruptcy Court entered the Second Lease Order, which directed the Debtors, among other things, to make $756 million of base rent payments under the Operating Lease to the HVF trustee in the amount of nine equal monthly payments of $84 million commencing in January 2021 through September 2021. The parties have agreed to defer litigation related to the Operating Lease until September 30, 2021. HVF II is accruing default interest on the HVF II Variable Funding Notes and accruing non-default interest on the U.S. Vehicle Medium Term Notes. Non-default interest is being paid on the HVF II Variable Funding Notes and the U.S. Vehicle Medium Term Notes from funds drawn on existing letter of credit facilities, as described below.
HVF II U.S. Vehicle Variable Funding Notes

HVF II Series 2013-A Notes: In February 2019, HVF II extended the maturities of $3.4 billion of existing commitments under the HVF II Series 2013-A Notes from March 2020 to March 2021, added $400 million in new commitments and terminated the HVF II Series 2013-B Notes, transitioning $300 million in commitments to the HVF II Series 2013-A Notes. In May 2019, HVF II increased the commitments of the HVF II Series 2013 Notes by $40 million such that after giving effect to such commitments the maximum principal amount was approximately $4.1 billion.

In February 2020, HVF II extended the maturity of the Series 2013-A Notes from March 2021 to March 2022 and increased the commitments thereunder by $750 million. After giving effect to the transactions, the aggregate maximum principal amount of the Series 2013-A Notes was $4.9 billion, where $0.2 billion of commitments have a maturity of March 2021.

HVF II U.S. Vehicle Medium Term Notes

HVF II Series 2019-1 Notes: In February 2019, HVF II issued the Series 2019-1 Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D in an aggregate principal amount of $745 million.

HVF II Series 2019-2 Notes: In May 2019, HVF II issued the Series 2019-2 Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D in an aggregate principal amount of $799 million.

HVF II Series 2019-3 Notes: In November 2019, HVF II issued the Series 2019-3 Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D in an aggregate principal amount of $800 million. The Class D notes initially were purchased by an affiliate of HVF II and in December 2019, were sold to a third party.

HVF II Series 2017-2 and Various Series 2018 and 2019 Class D Notes: In March 2020, HVF II sold the below notes to third parties, which it had acquired at the time of the respective initial offerings and which were previously eliminated in consolidation.

(In millions)	Aggregate Principal Amount
HVF II Series 2017-2 Class D Notes	$20
HVF II Series 2018-1 Class D Notes	58
HVF II Series 2018-2 Class D Notes	13
HVF II Series 2018-3 Class D Notes	13
HVF II Series 2019-1 Class D Notes	45
HVF II Series 2019-2 Class D Notes	49
Total	$198

HVIF U.S. ABS Program

On November 24, 2020, the Bankruptcy Court entered an order authorizing the Debtors to obtain interim fleet financing and the formation of HVIF. In accordance with the Bankruptcy Court's order, on November 25, 2020, HVIF issued the Series 2020-1 Rental Car Asset Backed Notes, Class A and Class B (collectively, the "HVIF Series 2020-1 Notes") in an aggregate principal amount of $4.0 billion to unaffiliated third parties. The HVIF Series 2020-1 Notes are comprised of $3.5 billion aggregate principal amount of Series 2020-1 3.00% Class A Notes and $500 million aggregate principal of Series 2020-1 3.75% Class B Notes. The HVIF Series 2020-1 Notes have a maturity date of November 24, 2021. The Class B Notes are subordinated to the Class A Notes. There were no notes issued as of December 31, 2020.
The HVIF Series 2020-1 Notes are restricted to be drawn upon if the utilization of the vehicles that serve as collateral falls below 55%.

Donlen U.S. ABS Program

HFLF, a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Donlen is the issuer under the Donlen U.S. ABS Program. HFLF has entered into a base indenture that permits it to issue term and revolving vehicle lease asset-backed securities. Donlen utilizes the HFLF securitization platform to finance its U.S. vehicle leasing operations. The notes issued by HFLF are ultimately backed by a special unit of beneficial interest in a pool of leases and the related vehicles. References to the “Donlen U.S. ABS Program” include HFLF’s Variable Funding Notes together with HFLF’s Medium Term Notes.

The filing of the Chapter 11 Cases triggered an amortization event under the HFLF Variable Funding Notes and the HFLF Medium Term Notes. As a result, the remaining commitments under the HFLF Series 2013-2 Notes were terminated and, while the amortization events continue, proceeds from lease payments and from the sales of vehicles that collateralize the notes issued by HFLF must be applied to the reduction of principal and payment of interest on the notes. The principal will be allocated on approximately a pro rata basis and distributed to the note holders on the basis of seniority by class. HFLF is accruing default interest on the HFLF Variable Funding Notes, while non-default interest is being paid on the HFLF Variable Funding Notes and the HFLF Medium Term Notes.

HFLF Variable Funding Notes

In February 2020, HFLF amended the HFLF Series 2013-2 Notes to extend the end of the revolving period from March 2021 to March 2022 and increased the commitments thereunder by $100 million, such that the aggregate maximum borrowings of the HFLF Series 2013-2 Notes increased to $600 million. As a result of the pending sale of the Donlen Assets, the amount outstanding of $316 million has been classified as liabilities held for sale in the accompanying consolidated balance sheet as of December 31, 2020, as disclosed in Note 3, "Divestitures."
HFLF Medium Term Notes

HFLF Series 2019-1 Notes: In May 2019, HFLF issued the Series 2019-1 Asset Backed Notes, Class A, Class B, Class C, Class D and Class E in an aggregate principal amount of $650 million. The HFLF Series 2019-1 Notes are fixed rate, except for the Class A-1 Notes, which are floating rate and carry an interest rate based upon a spread to one-month LIBOR. As a result of the pending sale of the Donlen Assets, the amount outstanding of $734 million has been classified as liabilities held for sale in the accompanying consolidated balance sheet as of December 31, 2020, as disclosed in Note 3, "Divestitures."

DFLF Variable Funding Notes

On October 12, 2020, the Bankruptcy Court entered an order authorizing Hertz and Donlen to enter into certain agreements in connection with DFLF. On October 16, 2020, DFLF issued the Series 2020-1 Notes to offset funding needs created by the amortization of the HFLF Variable Funding Notes, where DFLF will fund lease originations going forward. As of December 31, 2020, DFLF has access to up to $400 million of available funding, subject to certain conditions, and $300 million of committed funding available which increases by a minimum of $50 million per month, subject to the payment of incremental up-front fees. As a result of the pending sale of the Donlen Assets, the amount outstanding of $250 million has been classified as liabilities held for sale in the accompanying consolidated balance sheet as of December 31, 2020, as disclosed in Note 3, "Divestitures."

Vehicle Debt-Other

The filing of the Chapter 11 Cases constituted defaults, termination events and/or amortization events with respect to certain of the Company's existing debt obligations, as described below.
U.S. Vehicle Revolving Credit Facility

In August 2020, Hertz terminated the U.S. vehicle revolving credit facility by utilizing available cash to pay in full amounts outstanding of $93 million.

European Vehicle Notes

The European Vehicle Notes are the primary vehicle financing facility for the Company's vehicle rental operations in Italy, Belgium and Luxembourg and finances a portion of its assets in the United Kingdom, France, The Netherlands, Spain and Germany. The agreements governing the European Vehicle Notes contain covenants that apply to the Hertz credit group similar to those for the Senior Notes. The terms of the European Vehicle Notes permit Hertz Netherlands to incur additional indebtedness that would be pari passu with the European Vehicle Notes.

Hertz Netherlands and certain other international subsidiaries entered into a limited forbearance and lock-up agreement (the “Lock-up Agreement”), as extended, in respect of the European Vehicle Notes pursuant to which the majority noteholders agreed not to take action in respect of any default or event of default that could have resulted from the Chapter 11 Cases, in order to support a transaction set-forth in the Lock-up Agreement, and to be implemented by a scheme of arrangement (subject to conditions and approvals), subsequent to the waiver expiration on December 31, 2020. The transaction set out in the Lock-up Agreement is intended to be implemented by a UK Scheme of Arrangement and is expected to comprise (i) an issuance of €250.0 million in new notes to certain European Vehicle Notes lenders for cash by Hertz International Limited (the “HIL Notes”); (ii) an on-lending of the proceeds from the HIL Notes to Hertz Netherlands; (iii) a bifurcation of the existing guarantee claims under the European Vehicle Notes, which would then be auctioned, and the amount owing on the European Vehicle Notes would be reduced by the proceeds from the sale of the existing guarantee claims; and (iv) an extension of the maturity and an alteration of the European Vehicle Notes terms which may include a further reduction of amounts owing (amounts and final terms are dependent upon the level of participation of existing European Vehicle Notes holders in the lending for the HIL Notes). The UK Scheme of Arrangement was approved by the requisite majority of European Vehicle Notes creditors. The guarantee bifurcation from Hertz is subject to approval by the Bankruptcy Court and the intention is to have the UK Scheme of Arrangement recognized in the U.S. under Chapter 15 of the Bankruptcy Code. A Bankruptcy Court hearing has been scheduled for March 2021.

European ABS

The European ABS is the primary vehicle financing facility for the Company's vehicle rental operations in France, the Netherlands, Germany and Spain. The lenders under the European ABS have been granted a security interest in the owned rental vehicles used in the Company's vehicle rental operations in these countries and certain contractual rights related to such vehicles.

An amortization event, that would have arisen under the European ABS as a result of filing the Chapter 11 Cases, was waived in May 2020 as International Fleet Financing No.2 B.V (“IFF No. 2”) entered into a waiver agreement as extended which expires on March 5, 2021 or earlier if certain conditions are not met (the "European Waiver"). Under the European Waiver, aggregate maximum borrowings were not to exceed (i) €201 million from January 29, 2021 to February 11, 2021, (ii) €187 million from February 12, 2021 to February 18, 2021 and (iii) €180 million from and including February 19, 2021.

Hertz Canadian Securitization

TCL Funding Limited Partnership, a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz (“Funding LP”), is the issuer under the Hertz Canadian Securitization. The Hertz Canadian Securitization was established to facilitate financing activities relating to the vehicles used by the Company in the Canadian daily vehicle rental operations. The lenders under the Hertz Canadian Securitization have been granted a security interest primarily in the owned rental vehicles used in the Company's vehicle rental operations in Canada and certain contractual rights related to such vehicles as well as certain other assets owned by the Hertz entities connected to the financing. In connection with the establishment of the Hertz Canadian Securitization, Funding LP issued the Series 2015-A Variable Funding Rental Car Asset Backed Notes (the “Funding LP Series 2015-A Notes”) that provided for aggregate maximum borrowings of CAD$350 million on a revolving basis.

The filing of the Chapter 11 Cases triggered an amortization event under the Hertz Canadian Securitization. As a result, the remaining committed available borrowings were terminated and proceeds from the sales of vehicles and receipt of vehicle receivables that collateralize the Hertz Canadian Securitization must be applied to the payment of principal. On September 23, 2020, Funding LP entered into an interim agreement under the Hertz Canadian Securitization in which default interest will be paid.

On January 13, 2021, the Bankruptcy Court entered an order authorizing the Debtors to enter into a new series under the Hertz Canadian Securitization, Funding LP Series 2021-A Notes. On January 27, 2021, Funding LP entered into aggregate maximum borrowings of CAD$350 million on a revolving basis, subject to availability under the borrowing base limitation. The initial draw was used, in part, to pay outstanding obligations under the Funding LP Series 2015-A Notes, including any unpaid default interest. As a result of the payoff of the Funding LP Series 2015-A Notes, the Hertz Canadian Securitization amortization event ceased to exist.

Donlen Canadian Securitization

In December 2019, Donlen established a new securitization platform (the "Donlen Canadian Securitization") to finance its Canadian vehicle leasing operations. The Donlen Canadian Securitization provides for aggregate maximum borrowings of CAD$50 million on a revolving basis and a maturity of December 2022. As a result of the pending sale of the Donlen Assets, the amount outstanding of $27 million has been classified as liabilities held for sale in the accompanying consolidated balance sheet as of December 31, 2020, as disclosed in Note 3, "Divestitures."

The filing of the Chapter 11 Cases triggered an event of default under the Donlen Canadian Securitization. Donlen entered into a waiver agreement, as extended, under the Donlen Canadian Securitization with an expiration date of the earlier of April 27, 2021 or the closing of the Donlen Asset Sale, in which the aggregate maximum borrowings were reduced from CAD$50 million to CAD$37 million.

Australian Securitization

HA Fleet Pty Limited, an indirect wholly-owned subsidiary of Hertz, is the issuer under the Australian Securitization. The Australian Securitization is the primary fleet financing facility for Hertz's vehicle rental operations in Australia. The lender under the Australian Securitization has been granted a security interest primarily in the owned rental vehicles used in its vehicle rental operations in Australia and certain contractual rights related to such vehicles.

An amortization event that would have arisen under the Australian Securitization as a result of filing the Chapter 11 Cases was waived in May 2020 as HA Fleet Pty Limited, an indirect, wholly-owned subsidiary of Hertz, entered into a permanent waiver agreement under the Australian Securitization such that the aggregate maximum borrowing capacity was reduced from AUD$270 million to AUD$210 million.

New Zealand Revolving Credit Facility

Hertz New Zealand Holdings Limited, an indirect wholly-owned subsidiary of Hertz, is the borrower under a credit agreement that provides for aggregate maximum borrowings on a revolving basis under an asset-based revolving credit facility (the “New Zealand RCF”). The New Zealand RCF is the primary vehicle financing facility for its vehicle rental operations in New Zealand.

In September 2019, Hertz New Zealand Holdings Limited amended the New Zealand RCF to increase the aggregate maximum borrowings from NZD$60 million to NZD$75 million and extended the maturity from March 2020 to June 2021.
U.K. Financing Facility

In May 2019, Hertz U.K. Limited amended its credit agreement ("U.K. Financing Facility") to, among other things, extend the maturity of the aggregate maximum borrowing capacity of £250 million to March 2021.

In April 2020, the aggregate maximum borrowing capacity under the U.K. Financing Facility was reduced from £250 million to £200 million as a result of a downgrade in the credit rating of Hertz. Events of default that would have arisen under the U.K. Financing Facility as a result of filing the Chapter 11 Cases were waived as Hertz U.K. Limited entered into a waiver agreement, as extended, which expires on March 5, 2021, or earlier if certain conditions are not met (the "UK Waiver"). Under the UK Waiver, the aggregate maximum borrowing capacity under the U.K. Financing Facility was reduced to £85 million.

Loss on Extinguishment of Debt

The Company incurred losses in the form of early redemption premiums and/or the write-off of deferred financing costs associated with certain redemptions, terminations and waiver agreements. Losses on extinguishment of debt are presented in vehicle and non-vehicle interest expense, net, as applicable in the accompanying statements of operations. The following table reflects the amount of losses for each respective redemption/termination:

	Years Ended December 31,
Redemption/Termination (in millions)	2020	2019	2018
Non-Vehicle Debt:
5.875% Senior Notes due 2020	$—	$2	$—
7.375% Senior Notes due 2021	—	2	—
7.625% Senior Second Priority Secured Notes due 2022	—	39	—
Total Non-Vehicle Debt	—	43	—
Vehicle Debt:
HVF II Series 2017-A	—	—	2
4.375% European Vehicle Notes due 2019	—	—	20
European ABS	5	—	—
Total Vehicle Debt	5	—	22
Total Loss on Extinguishment of Debt	$5	$43	$22

Maturities

As of December 31, 2020, the nominal amounts of maturities of debt, including non-vehicle debt subject to compromise, for each of the years ending December 31 are as follows:

(In millions)	2021	2022	2023	2024	2025	After 2025
Non-Vehicle Debt(1)	$1,016	$870	$633	$801	$—	$1,427
Vehicle Debt(2)	1,732	2,466	1,183	706	—	—
Total	$2,748	$3,336	$1,816	$1,507	$—	$1,427

(1)     Includes Non-Vehicle Debt of $4.4 billion included in liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020, and as the expected maturity date is subject to the outcome of the Chapter 11 Cases, the original, legal maturity dates are reflected in this table.
(2)    The stated, contractual maturity dates are reflected in this table except for $362 million of notes where the maturity date has expired as of December 31, 2020 and as such, is included in the 2021 column in this table. As HVF II is in an amortization event, its expected maturity dates may change as described above.

As of December 31, 2020, $1.0 billion of non-vehicle debt, of which $760 million is included in liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020, and $1.7 billion of vehicle debt is set to mature in 2021 which does not reflect any potential changes to the Company's debt that may result from the Chapter 11 Cases.

Borrowing Capacity and Availability

Borrowing capacity and availability comes from the Company's revolving credit facilities. As a result of the filing of the Chapter 11 Cases, almost all of the Company's revolving credit facilities were terminated, as disclosed in the following table. The remaining revolving credit facilities are a combination of cash flow based revolving credit facilities and asset-based revolving credit facilities. Creditors under each such asset-backed securitization facility and asset-based revolving credit facility have a claim on a specific pool of assets as collateral. With respect to each such asset-backed securitization facility and asset-based revolving credit facility, the Company refers to the amount of debt it can borrow given a certain pool of assets as the borrowing base.

The Company refers to "Remaining Capacity" as the maximum principal amount of debt permitted to be outstanding under the respective facility (i.e., with respect to a variable funding asset-backed securitization facility or asset-based revolving credit facility, the amount of debt the Company could borrow assuming it possessed sufficient assets as collateral) less the principal amount of debt then-outstanding under such facility. With respect to a variable funding asset-backed securitization facility or asset-based revolving credit facility, the Company refers to "Availability Under Borrowing Base Limitation" as the lower of Remaining Capacity or the borrowing base less the principal amount of debt then-outstanding under such facility (i.e., the amount of debt that can be borrowed given the collateral possessed at such time).

The following facilities were available to the Company as of December 31, 2020 and are presented net of any outstanding letters of credit:

(In millions)	Remaining Capacity	Availability Under Borrowing Base Limitation
Non-Vehicle Debt
Senior RCF(1)	$—	$—
Senior Secured Superpriority Debtor-in-Possession Credit Agreement	1,400	1,400
Letter of Credit Facility(1)	—	—
Alternative Letter of Credit Facility(1)	—	—
Total Non-Vehicle Debt	1,400	1,400
Vehicle Debt
HVF II U.S. Vehicle Variable Funding Notes(1)	—	—
HVIF Series 2020-1	4,000	10
European ABS	471	—
Hertz Canadian Securitization(1)	—	—
Australian Securitization	63	2
U.K. Financing Facility	44	1
New Zealand RCF	19	2
Total Vehicle Debt	4,597	15
Total	$5,997	$1,415

(1)    As a result of the filing of the Chapter 11 Cases, there is no longer remaining capacity or availability under these facilities, as such unused commitments were terminated.

Letters of Credit

The Letter of Credit Facility consists of $400 million of commitments from the issuing banks party thereto and matures on June 30, 2021. The Alternative Letter of Credit Facility consists of $250 million of unsecured commitments from the issuing banks party thereto and matures on December 20, 2023.
As of December 31, 2020, there were outstanding standby letters of credit totaling $740 million. Such letters of credit have been issued primarily to support the Company's insurance programs, vehicle rental concessions and leaseholds as well as to provide credit enhancement for its asset-backed securitization facilities. Of this amount, $225 million were issued under the Senior RCF, $299 million were issued under the Letter of Credit Facility and $200 million were issued under the Alternative Letter of Credit Facility. As of December 31, 2020, $17 million and $114 million of the issued letters of credit have been drawn upon under the Senior RCF and Alternative Letter of Credit Facility, respectively, to fund interest payments due under the HVF II Notes. The draws remain unreimbursed by the Company, and, except as otherwise set forth in orders from the Bankruptcy Court, as a result are accruing interest at the non-default rate.

Special Purpose Entities

Substantially all of the Company's revenue earning vehicles and certain related assets are owned by special purpose entities or are encumbered in favor of the lenders under the various credit facilities, other secured financings and asset-backed securities programs. None of the value of such assets (including the assets owned by Hertz Vehicle Financing II LP, HVF II GP Corp., Hertz Vehicle Financing LLC, Rental Car Finance LLC and various international subsidiaries that facilitate the Company's international securitizations) will be available to satisfy the claims of unsecured creditors unless the secured creditors are paid in full.

The Company has a 25% ownership interest in IFF No. 2, whose sole purpose is to provide commitments to lend in various currencies subject to borrowing bases comprised of revenue earning vehicles and related assets of certain of Hertz International, Ltd.'s subsidiaries. IFF No. 2 is a VIE and the Company is the primary beneficiary, therefore, the assets, liabilities and results of operations of IFF No. 2 are included in the accompanying consolidated financial statements. As of December 31, 2020 and 2019, IFF No. 2 had total assets of $464 million and $1.1 billion, respectively, primarily comprised of loans receivable, and total liabilities of $464 million and $1.1 billion, respectively, primarily comprised of debt.

Covenant Compliance

Prior to the filing of the Chapter 11 Cases, Hertz’s consolidated first lien net leverage ratio (the "Leverage Ratio"), as defined in the credit agreements governing the Senior RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility, as of the last day of any fiscal quarter may not exceed a ratio of 3.00 to 1.00. As a result of the filing of the Chapter 11 Cases, the Company is currently in default under its Senior RCF, the Letter of Credit Facility and the Alternative Letter of Credit Facility, and the Company is in breach of the Leverage Ratio.

The DIP Credit Agreement requires a liquidity maintenance test of $275 million, as defined in the DIP Credit Agreement, as of each month end period. As of December 31, 2020, Hertz was in compliance with the liquidity maintenance test.

Accrued Interest

As of December 31, 2020 and 2019, accrued interest was $136 million and $61 million, respectively, which is included in accrued liabilities in the accompanying consolidated balance sheets. There was $70 million of accrued interest included in liabilities subject to compromise in the accompanying consolidated balance sheet as of December 31, 2020 related to the filing of the Chapter 11 Cases as disclosed above.

Restricted Net Assets

As a result of the contractual restrictions on Hertz's or its subsidiaries' ability to pay dividends (directly or indirectly) under various terms of its debt, as of December 31, 2020, the restricted net assets of the subsidiaries of Hertz and Hertz Global exceed 25% of their total consolidated net assets, respectively.